UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
September 12, 2006
Post Properties, Inc.
Post Apartment Homes, L.P.
(Exact name of registrant as specified in its charter)

Georgia	1-12080	58-1550675
Georgia	0-28226	58-2053632

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4401 Northside Parkway, Suite 800, Atlanta, Georgia	30327

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (404) 846-5000
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.
     Post Properties, Inc. (the “Company”) received notice from the New York Stock Exchange on September 12, 2006, indicating that because it inadvertently omitted disclosure from its Proxy Statement for the 2006 Annual Meeting of Shareholders required by Section 303A.03 of the NYSE’s corporate governance listing standards relating to its policy for selecting the director to preside at executive sessions of the Company’s non-management directors, it is not in compliance with such rule. The NYSE has confirmed that by filing this Current Report on Form 8-K describing the policy that the Company has had in place since the adoption of Section 303A.03 of the corporate governance listing standards, such noncompliance will be cured.
Executive Sessions of Non-Management Directors
As disclosed in the Company’s corporate governance guidelines, Robert C. Goddard, III, the non-executive chairman on the Company’s board of directors, presides at regularly scheduled executive sessions of the Company’s non-management directors.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POST PROPERTIES, INC.
Date: September 12, 2006	By:	/s/ David P. Stockert
David P. Stockert
President and Chief Executive Officer

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POST APARTMENT HOMES, L.P.
	By:	POST GP HOLDINGS, INC., as General Partner

Date: September 12, 2006	By:	/s/ David P. Stockert
David P. Stockert
President and Chief Executive Officer

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